UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 10, 2022

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 10, 2022, at the 2022 annual meeting of shareholders (the “Annual Meeting”) of Cummins Inc. (the “Company”), the Company’s shareholders voted on the following proposals:
•The election of thirteen directors for a one year term to expire at the Company’s 2023 annual meeting of shareholders;
•An advisory vote on the compensation of the Company’s named executive officers;
•The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2022; and
•A shareholder proposal regarding an independent board chairman.
As of the March 8, 2022 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 142,074,564 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 85.16% of all votes were represented at the Annual Meeting in person or by proxy.
The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.
1.Election of Thirteen Directors for a One Year Term to Expire at the Company’s 2023 Annual Meeting of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
N. Thomas Linebarger	94,480,151	13,324,630	419,142	12,779,300
Jennifer W. Rumsey	102,683,092	5,329,780	211,051	12,779,300
Robert J. Bernhard	96,983,907	10,749,978	490,038	12,779,300
Dr. Franklin R. Chang Diaz	97,892,541	9,892,365	439,017	12,779,300
Bruno V. Di Leo Allen	103,701,280	4,066,911	455,732	12,779,300
Stephen B. Dobbs	98,733,034	9,028,170	462,719	12,779,300
Carla A. Harris	100,807,753	6,981,431	434,739	12,779,300
Robert K. Herdman	96,936,694	10,830,060	457,169	12,779,300
Thomas J. Lynch	95,345,914	12,416,652	461,357	12,779,300
William I. Miller	89,570,554	18,234,286	419,083	12,779,300
Georgia R. Nelson	90,831,867	16,916,295	475,761	12,779,300
Kimberly A. Nelson	103,618,803	4,141,043	464,077	12,779,300
Karen H. Quintos	103,688,074	4,073,305	462,544	12,779,300

Following the Annual Meeting, the independent members of the Board of Directors elected Thomas J. Lynch to serve as the independent Lead Director of the Board of Directors of the Company and chair of the Governance and Nominating Committee.
2.Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
96,414,982	11,310,777	498,164	12,779,300

3.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2022

For	Against	Abstain	Broker Non-Votes
116,408,433	4,313,340	281,450	-

4.Shareholder Proposal Regarding an Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
39,925,542	67,843,109	455,272	12,779,300

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022

CUMMINS INC.
/s/ SHARON R. BARNER
Sharon R. Barner Vice President - Chief Administrative Officer & Corporate Secretary